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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 1, 2007

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On August 1, 2007, we decided to engage new auditors as our independent auditors to audit our financial statements. Our board of directors approved the change in auditors to Hein & Associates LLP, an independent registered firm of Certified Public Accountants. Accordingly, we dismissed Michael J. Larsen, PC on August 1, 2007.

     Effective August 1, 2007, we engaged Hein & Associates LLP as our independent registered public accounting firm.

     From December 1, 2006 through the subsequent interim period ended August 1, 2007, there were no disagreements with Michael J. Larsen, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Michael J. Larsen, PC, would have caused Michael J. Larsen, PC to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such periods.

     The decision to change independent auditors was based on the determination by our board of directors to engage an auditor with an office closer to our business operations and the oil and gas industry in Denver, Colorado. We believe that Hein & Associates LLP’s closer location to us and the regional oil and gas industry in Denver, Colorado will assist our future business operations.

     We provided Michael J. Larsen, PC with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested he furnish us with a letter addressed to the SEC stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. A copy of the letter provided from Michael J. Larsen, PC is filed as Exhibit 16.1 to this Form 8-K.

     We have engaged the firm of Hein & Associates LLP as of August 1, 2007. Hein & Associates LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of an audit opinion that might be rendered on our financial statements.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	16.1	Letter from Michael J. Larsen, PC to the Securities and Exchange
Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of August, 2007.

BIG CAT ENERGY CORPORATION

BY:   TIMOTHY BARRITT
         Timothy Barritt, President, Principal Executive
         Officer and a Member of the Board of Directors.